SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report - April 6, 2004

TOWER BANCORP, INC.
-------------------
(Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	   25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)         Identification
incoporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)










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
Item 1.   Changes in Control of Registrant.

	  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

	  Not Applicable.

Item 3.   Bankruptcy or Receivership.

	  Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

	  Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)	Not Applicable.

          (b)	Not Applicable.

          (c)	Exhibit:

                99	News Release, dated April 6, 2004, of Tower
                        Bancorp, Inc.
                99.1	Balance Sheets March 31, 2004 and 2003
                99.2    Income Statements for the year ended
                        2004 and 2003

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not Applicable.


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Item 11.  Temporary Suspension of Trading Under Registrant's Employee
          Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          On April 6, 2004, Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $ 1,020,813 or earnings per share of $ .59 for the quarter ended March 31, 2004.



































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

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  April 6, 2004         /s/ Franklin T. Klink, III
                              -----------------------------
Franklin T. Klink, III
Chief Financial Officer































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

EXHIBIT INDEX


                                                             Page Number
                                                             In Manually
 Exhibit                                                   Signed Original

99	News Release, dated April 6, 2004, of
                  Tower Bancorp, Inc.	                           6
99.1	Balance Sheets March 31, 2004 and 2003            	   7
99.2	Income Statements for the year ended
                  March 31, 2004 and 2003	                   8































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
Exhibit 99


FOR IMMEDIATE RELEASE		FOR FURTHER INFORMATION:
				Franklin T. Klink, III
				Chief Financial Officer
				(717) 597-2137


TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA April 6, 2004 - Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $ 1,020,813 or earnings per share of $ .59 for the quarter ended March 31, 2004.
Return on Equity and Return on Assets were 9.99% and 1.38% respectively, for the first quarter of 2004.

As of March 31, 2004, total assets stood at $ 298,046,000, an increase of 15% or $ 39,385,000 over first quarter-end totals for 2003. Total loans reached $ 214,371,000, an increase of $ 27,112,000 or 14%. Total deposits were $210,850,000, an increase of $ 16,178,000 or 8%.
The above figures are based on unaudited financial statements. The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro, and Maugansville areas.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.

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